Filed Pursuant to Rule 497(a)
File No. 333-169679

FSEP Quarterly Update This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates.A copy of the prospectus must be made available to you in connection with this offering. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the SEC, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. FS Energy & Power Fund Second Quarter Update As of June 30, 2012 FS Energy & Power Fund (FSEP) is an alternative investment growth and income fund that invests primarily in the U.S. energy and power industry. Four key characteristics distinguish FSEP from other energy funds: its Strategy, Sector, Structure and Sub-Adviser. This brochure describes each characteristic and presents a portfolio overview from the most recent quarter. Key Facts Commenced Operations: July 2011 Total Capital Raise: (8/13/2012) $355.3 million Sponsor Commitment1: $26 million Registered Shares: 150 million Public Offering Price: (8/13/2012) $10.10 Minimum Initial Investment: $5,000 Distribution Reinvestment Price: 90% Distribution Frequency2: Monthly Tax Reporting: 1099 1) As of August 13, 2012, FSEP had raised total gross proceeds of $355.3 million, including $26.1 million in proceeds contributed by affiliates of FS Advisor and GSO Capital Partners LP, and certain members of the Company's board of trustees. 2) The payment of future distributions on FSEP’s common shares is subject to the discretion of FSEP’s board of trustees and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

Strategy: Built for Income and Growth

FSEP invests primarily in the debt and equity securities of private U.S. energy and power companies. The Fund's objective is to provide investors a source of income and growth.

Investing in Private Debt

FSEP has the flexibility to choose investments anywhere within a company's capital structure, ranging from debt to equity.

- The Fund looks to invest in senior secured loans and bonds as well as subordinated debt.
- FSEP may also make select income-oriented equity investments. These may include preferred or common equity shares, warrants, options and/or other equity interests.

FSEP's most recent portfolio allocations appear below. The Fund's holdings may change over time depending on market conditions.

Portfolio Composition[2]	1st Quarter 3/31/2012	2nd Quarter 6/30/2012
Senior Secured Loans – First Lien	29%	28%
Senior Secured Loans – Second Lien	4%	8%
Senior Secured Bonds	1%	1%
Subordinated Debt	36%	46%
Equity/Other	30%	17%

Current Yield[1]

6.2%

This represents the distribution rate annualized based on an offering price of $10.20 per share as of September 17, 2012, prior to any deduction of selling commissions or dealer manager fees. Past performance is no guarantee of future results.

Distribution History



9%
8%
7%
6%
5%
4%
3%
Jul
Aug
Sept
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul

FSEP began declaring distributions on a semi-monthly basis in July 2011 and paying distributions on a monthly basis in August 2011.

Top 10 Holdings

FSEP seeks to invest in well-established companies with positive cash flow and strong asset coverage. Here are the Fund's top 10 holdings as of June 30, 2012.

Top 10 Holdings by Percentage

Holding[3]	Asset Type	Sub-Sector	% of Fund[2]
Fortune Creek Co-Invest I L.P.[4]	Equity/Other[5]	Midstream	8.8%
Samson Investment Co.	Bond	Upstream	8.6%
Crestwood Holdings LLC	Loan	Midstream	8.6%
Plains Offshore Operations Inc.,	Equity/Other[5]	Upstream	8.3%
Everest Acquisition LLC	Bond	Upstream	6.2%
Alta Mesa Holdings, L.P.	Bond	Upstream	5.2%
Comstock Resources, Inc.	Bond	Upstream	5.0%
Chesapeake Energy Corp.	Bond	Upstream	4.2%
Frac Tech International, LLC	Loan	Service & Equipment	3.7%
Brock Holdings III, Inc.	Loan	Service & Equipment	3.5%
		Percentage of Total Portfolio	62.1%

Proprietary Deals

17%

of FSEP's portfolio consists of proprietary investments.

A proprietary investment is any investment (i) originated or structured for the Fund or (ii) made by the Fund that was not generally available to the broader market. These deals may offer higher yields than broadly syndicated transactions, which are marketed and sold to many participants. FSEP's sub-adviser, GSO Capital Partners LP (GSO), uniquely positions the Fund to access proprietary deals due to GSO's scale, expertise and the relationships of its energy investment team.

1) To date, this yield has not included any distributions paid from offering proceeds or borrowings, although a portion of FSEP's distributions to shareholders may be deemed to constitute a return of capital for tax purposes due to the character of the amounts received by FSEP from its portfolio companies. Any such return of capital will not reduce the amounts available to FSEP for investments.
2) Calculated as a percentage based on fair value. Fair value determined by FSEP's board of trustees. Certain percentages may have been rounded.
3) Security may be an obligation of one or more entities affiliated with the named company.
4) Investment denominated in Canadian dollars. Fair value is converted to U.S. dollars as of June 30, 2012.
5) Investment may be treated as debt for GAAP purposes.

2 FSEP Second Quarter Update

Sector: Energy & Power

The energy and power industry in America is vast and full of opportunities for investment, especially given its strong demand profile and the emergence of new technologies and discoveries of energy reserves. FSEP seeks to diversify its portfolio across private U.S. companies in the energy and power sub-sectors described below.

Portfolio Sub-Sector Allocation[1]

Upstream 52%



- Exploration
- Production

Midstream 19%



- Pipelines
- Shipping
- Storage
- Gas Processing

Downstream 2%



- Oil Refining
- Gasoline Marketing
- Retail

Power 15%



- Power Generation
- Power Transmission and Distribution
- Alternative Energy Production

Service & Equipment 12%



- Services for Oil/Gas Exploration
- Support for Power Industry

FSEP has holdings in several of the most desirable locations in the U.S. and abroad for energy exploration, extraction and processing. Many of these areas represent relatively new reserves that for the first time can be tapped through extraction and processing innovations.

Investing Where the Energy Is



■ FSEP Investment Footprint

Global Holdings: Australia
Canada

Location represents the state in which the portfolio company is headquartered or its principal operating location.

Structure: Business Development Company

FSEP is structured as a non-traded business development company (BDC). A BDC is a special type of investment vehicle designed to give individual investors access to investment opportunities in the debt and equity of private companies. As a BDC, FSEP must invest at least 70% of its assets in private U.S. companies or public companies with market values less than $250 million.

While all BDCs are public investment vehicles registered with the SEC, individual BDCs can choose to be either traded or not traded on a public exchange. As a non-traded BDC, FSEP's shares are currently unlisted. This allows FSEP to invest with a long-term view and helps insulate the Fund's share price from the daily share price volatility associated with public markets.

30% or less not required to be invested in U.S. private companies.


30%
70%

70% or more of assets must be invested in qualifying private companies or in small public companies valued under $250 million.

Sub-Adviser: GSO / Blackstone

GSO Capital Partners LP (GSO) serves as the sub-adviser for FSEP. GSO is the credit platform of The Blackstone Group LP, one of the largest alternative asset managers in the world with over $190 billion in assets under management as of June 30, 2012. The extensive expertise of the GSO energy team offers a significant benefit to FSEP, particularly through access to proprietary deals. GSO invested approximately $10 billion in energy from 2005 to 2011 and had over $50 billion in assets and 220 employees dedicated to the credit space as of June 30, 2012.

GSO
CAPITAL PARTNERS
A Blackstone Company

FS Energy & Power Fund 3

www.fsenergyandpowerfund.com BRO-FSEP-INV3 08/15/2012 Risk Factors An investment in the common shares of FS Energy & Power Fund involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in our common shares involves, however, you should carefully consider all of the information found in the section of our prospectus entitled “Risk Factors” before deciding to invest in our common shares. • Because there is no public trading market for our common shares and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your common shares.While we intend to conduct quarterly tender offers for our common shares, only a limited number of our common shares will be eligible for repurchase and we may suspend or terminate the share repurchase program at any time. • The amount of any distributions we may make is uncertain. Our distribution proceeds have exceeded, and in the future may exceed, our net investment income, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes. • Our investment policy is to invest, under normal circumstances, at least 80% of our assets in securities of energy and power companies.The revenues, income (or losses) and valuations of energy and power companies can fluctuate suddenly and dramatically due to a number of environmental, regulatory, political and general market risks, which will impact our financial performance. • An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies. • Investing in small and middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results. • A lack of liquidity in certain of our investments may adversely affect our business. • We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments. • We have borrowed funds to make investments, which increases the volatility of our investments and may increase the risks of investing in our securities. • We have limited operating history and are subject to the business risks and uncertainties associated with any new business. FSEP is a long-term investment for persons of adequate financial means who have no need for liquidity in their investment. To invest in the Fund, an investor must have either (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Some states, such as Kansas, impose higher suitability standards. Please consult the prospectus for a detailed description of the suitability standards imposed on investors, including heightened standards required by certain states. About Franklin Square Capital Partners Franklin Square Capital Partners is a sponsor and national distributor of alternative investment products designed for individual investors. Founded in 2007 by an experienced group of alternative investment industry professionals, Franklin Square’s goal is to bring the benefits of an institutional-class investment portfolio to investors through exposure to innovative alternative investment products managed by what it deems to be best-in-class alternative asset managers. Franklin Square distributes its sponsored financial products to the independent broker-dealer community through its affiliated wholesaling broker-dealer, FS2 Capital Partners. © 2012 Franklin Square Capital Partners Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds. FS2 Capital Partners, LLC | 2929 Arch Street, Suite 675 | Philadelphia, PA 19104 877-372-9880 | www.fs2cap.com | Member FINRA/SIPC